UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada	V5T 1G4
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.08	SHAREHOLDER DIRECTOR NOMINATIONS.

The information set forth under Item 8.01 is incorporated by reference.

ITEM 8.01	OTHER EVENTS.

As previously disclosed, Zymeworks Inc. (“Zymeworks”) has proposed to carry out a series of transactions, including a corporate redomicile (the “Redomicile Transactions”). The Redomicile Transactions are subject to certain requirements and approvals, including approval by Zymeworks securityholders, as further described in the definitive proxy statement (the “Proxy Statement”) filed by Zymeworks with the Securities and Exchange Commission on September 2, 2022.

If the necessary approvals are obtained and other conditions to closing satisfied, then, following the closing of the Redomicile Transactions, Zymeworks will become a subsidiary of a new parent company, which is currently named Zymeworks Delaware Inc. (and which will be renamed Zymeworks Inc. in connection with the closing) (“New Zymeworks”). As a result of the Redomicile Transactions, all current Zymeworks shareholders will become stockholders of New Zymeworks or, at their election and subject to meeting eligibility criteria and an overall cap, shareholders of a subsidiary of New Zymeworks.

If the Redomicile Transactions are approved, Zymeworks expects that, in connection with the closing of the Redomicile Transactions, New Zymeworks will adopt amended and restated bylaws (the “Post-Redomicile Bylaws”) in substantially the form attached as Appendix G to the Proxy Statement. New Zymeworks also expects to hold an annual meeting of stockholders in the fourth quarter of 2022 (the “2022 Annual Meeting”), and that the Post-Redomicile Bylaws will govern the conduct of the 2022 Annual Meeting. The Post-Redomicile Bylaws set forth the procedures that must be followed by a stockholder who wishes to present a proposal (made other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”)) or nominate a director for election at an annual meeting. With respect to the 2022 Annual Meeting, to be timely (including for purposes of Rule 14a-4(c) of the Exchange Act), the Post-Redomicile Bylaws provide that a stockholder’s written notice of such proposal or nomination must be received:

•	No earlier than 8:00 a.m., Eastern time, on September 23, 2022; and

•	No later than 5:00 p.m., Eastern time, on October 4, 2022.

Such notice may be sent, in compliance with the procedures outlined in the Post-Redomicile Bylaws, to either Zymeworks’ corporate secretary at Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada V5T 1G4 or to New Zymeworks’ corporate secretary at 108 Patriot Drive, Suite A, Middletown, Delaware 19709.

In accordance with Rule 14a-5(f) of the Exchange Act, Zymeworks and New Zymeworks have both determined that proposals to be considered for inclusion in New Zymeworks’ proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received by Zymeworks’ corporate secretary or New Zymeworks’ corporate secretary (in each case at the address set forth above) no later than 5:00 p.m., Eastern time, on October 4, 2022 (the “Rule 14a-8 Deadline”).

Similarly, if the Redomicile Transactions are not completed, Zymeworks expects to hold the 2022 Annual Meeting in the fourth quarter of 2022 and has determined that for proposals to be considered for inclusion in Zymeworks’ proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, such proposals must be received by Zymeworks’ corporate secretary (at the address set forth above) no later than the Rule 14a-8 Deadline.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed Redomicile Transactions, Zymeworks has caused its subsidiary New Zymeworks, to file a registration statement on Form S-4 (the “Registration Statement”), which includes New Zymeworks’ prospectus as well as Zymeworks’ Proxy Statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and the appropriate Canadian securities regulatory authorities. Zymeworks has mailed the Proxy Statement/Prospectus to its shareholders and holders of its warrants and outstanding equity awards in connection with the proposed Redomicile Transactions. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, NEW ZYMEWORKS, THE REDOMICILE TRANSACTIONS, AND RELATED MATTERS. Investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Zymeworks or New Zymeworks through the website maintained by the SEC at www.sec.gov (“EDGAR”). Investors and securityholders are also able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with Canadian securities regulatory authorities by Zymeworks, through the website maintained by the Canadian Securities Administrators at www.sedar.com (“SEDAR”). In addition, investors and securityholders are able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Redomicile Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the proposed Redomicile Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022. This document is available free of charge as described above.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this communication include, but are not limited to, statements that relate to completion of the Redomicile Transactions, New Zymeworks’ 2022 annual meeting of stockholders and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “expects”, “propose”, “will”, “future”, “may”, “anticipates”, “pending”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required securityholder, stock exchange and court approvals; the anticipated last day of trading Zymeworks common shares on the New York Stock Exchange and the anticipated trading of shares of common stock of New Zymeworks following the completion of the Redomicile Transactions; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile Transactions may not be achieved; the receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile Transactions may not be obtained; the anticipated tax consequences and impact of the Redomicile Transactions to Zymeworks securityholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile Transactions, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile Transactions and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile Transactions; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile Transactions; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: September 22, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	President and Chief Operating Officer

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